EXECUTION COPY
                    SECOND AMENDMENT, CONSENT AND WAIVER




               dated as of June 28, 2000 (this "Amendment"), to the Credit Agreement, dated as of June 3, 1999, as amended on December 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RCN CORPORATION, (the "Company"), RCN TELECOM SERVICES OF PENNSYLVANIA, INC., RCN CABLE SYSTEMS, INC., JAVANET, INC., RCN FINANCIAL MANAGEMENT, INC., UNET HOLDING, INC., INTERPORT COMMUNICATIONS CORP. and ENET HOLDING, INC. (collectively, the "Borrowers"), the LENDERS party thereto, and THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent.


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrowers;
and


          WHEREAS the Company and the Borrowers have requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications, consents and waivers as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.
          2. Amendments to the Credit Agreement.

          (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

          (i) the definition of the term "Class" is hereby amended by (1) deleting the word "or" after the words
     "Tranche A Term Loans" and replacing it with a comma and (2) inserting the words "or Incremental Loans" after the words "Tranche B Terms Loans";

          (ii) the definition of the term "EBITDA" is hereby amended by inserting, immediately before the word
     "minus", the following: "(e) all non-cash charges associated with stock-based compensation, and";

          (iii) the definition of the term "Mortgaged
     Property" is hereby amended by (1) deleting the period at the end of such definition and replacing it with a semicolon and (2) inserting the words "provided, that the term "Mortgaged Property" shall not include the New Facility Property." after such semicolon;

          (iv) the definition of the term "Term Loans" is hereby amended by (1) deleting the word "and" after the words "Tranche A Term Loans" and replacing it with a comma, and (2) inserting the words "and Incremental Loans" after the words "Tranche B Term Loans"; and

          (v) the following definitions are added, in the appropriate alphabetical order, as follows:

     "Incremental Loans" shall have the meaning assigned to such term in Section 2.07(d).

     "New Facility Property" shall mean the property owned by RLH Property Corporation, a subsidiary of the Company, on which a new headquarters facility will be constructed by the New Jersey Economic Development Authority and leased to the Company.

          (b) Section 2.07 of the Credit Agreement is amended by (i) inserting the words "; Incremental Loans" after the word "Commitments" in the title of such Section
(making the corresponding change to the Table of Contents), and (ii) inserting the following paragraph as a new Section
2.07(d):

               "(d) At any time, the Borrowers may, by
               notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of a new tranche of Term Loans (the "Incremental Loans"). The Incremental Loans (i) shall be in an aggregate principal amount not in excess of $500,000,000, (ii) shall be Term Loans for all purposes hereunder (including for purposes of sharing of Collateral, Guarantees and prepayments),(iii) shall have such pricing as may be agreed by the Borrowers and the Lenders providing such Incremental Loans and shall otherwise have the same terms as the Term Loans; provided, that the Applicable Spread for the Incremental Loans shall not exceed the Applicable Spread for the Tranche B Term Loans by more than 25 basis points and, to the extent the Applicable Spread for the Incremental Loans exceeds the Applicable Spread for the Tranche B Term Loans by more than 25 basis points, the Applicable Spread for the Tranche B Term Loans shall be adjusted upwards so that it is no more than 25 basis points less than the Applicable Spread for the Incremental Loans, and (iv) shall be payable in consecutive quarterly installments with an average life to maturity not shorter than that for the Tranche B Term Loans. The Borrowers shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Additional Lender") to extend commitments to provide Incremental Loans in an aggregate amount equal to the amount, if any, by which the commitments by the Lenders to provide such Incremental Loans are less than the amount thereof requested by the Borrowers, provided that each Additional Lender shall be subject to the approval of the Borrowers and the Administrative Agent (which approval shall not be unreasonably withheld).

               Commitments in respect of Incremental Loans shall become Commitments under this Agreement pursuant to an amendment to this Agreement executed by each of the Borrowers, each Lender agreeing to provide such Commitment, each Additional Lender, if any, the Issuing Bank and the Administrative Agent, and such amendments to the other Loan Documents as the Administrative Agent shall reasonably deem appropriate to effect such purpose. The effectiveness of such amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in paragraphs (a) and (b) of Section 4.02 and such other customary conditions precedent (including the delivery of opinions of legal counsel) as may be reasonably requested by the Administrative Agent.

          (c) Section 2.09(f) of the Credit Agreement is hereby amended by deleting the word "either" and replacing it with the word "any".

          (d) Section 2.12(b) of the Credit Agreement is hereby amended by deleting the word "Rate" and replacing it with the word "Spread".

          (e) Section 5.11 of the Credit Agreement is hereby amended by adding the following paragraph immediately after
Section 5.11(c):

               "(d) No part of the proceeds of any Loan will be used, directly or indirectly, for any purpose that entails a violation of the regulations of the Board, including
               Regulations T, U and X."

          (f) Section 6.01(a) of the Credit Agreement is
hereby amended by:

          (i) deleting the amount "$180,000,000" in clause
     (v) and inserting in its place the amount
     "$225,000,000";

          (ii) inserting the following at the end of clause
     (v):

          "; provided that the Capitalized Lease Obligation referred to in Section 6.02(a)(viii) shall in any event be deemed to be incurred pursuant to (and utilize the basket provided for in) this paragraph
          (v)"; and

          (iii) deleting the period at the end of
     clause (xi), replacing it with "; and" and adding a new clause (xii) as follows:

               "(xii) Indebtedness of the Company consisting of the Guarantee resulting from the pledge of cash and cash equivalents permitted by
               Section 6.02(a)(viii)."

          (g) Section 6.02(a) of the Credit Agreement is
hereby amended by:

          (i) deleting the period at the end of clause (vii) and replacing it with a semicolon;

          (ii) inserting a new clause (viii) as follows:

               "(viii) the pledge of cash and cash
               equivalents in an aggregate amount not in excess of $225,000,000 to secure third party loans to the New Jersey Economic Development Authority (the "NJEDA"), the proceeds of which are used solely to finance the construction and acquisition by the NJEDA of a new headquarters facility for the Company and associated furniture, fixtures and equipment, all of which will be leased by the Company from the NJEDA pursuant to a Capitalized Lease Obligation; provided that the amount of such Capitalized Lease Obligation shall be permitted under Section 6.01(a)(v); and"; and

          (iii) inserting a new clause (ix) as follows:

               "(ix) a mortgage on the New Facility Property to secure obligations incurred in connection with the construction and acquisition of the new headquarters facility referred to in 6.02(a)(viii)."

          (h) Section 6.12 of the Credit Agreement is hereby amended by deleting paragraphs (b), (c), (d), (e), (f), (i),
(k) and (l) therefrom in their entirety and substituting for each such paragraph the following paragraphs having the same designation:

          "(b) Maximum Senior Secured Debt to Adjusted Total Capitalization. Permit the ratio of Senior Secured
     Debt to Adjusted Total Capitalization to exceed (i)35% on the last day of any fiscal quarter ending on or prior to June 30, 2000 and (ii) 30% on the last day of any fiscal quarter ending on or after July 1, 2000 and prior to April 1, 2003."

          "(c) Maximum Total Debt to Adjusted Total
     Capitalization. Permit Total Debt minus the Cash
     Adjustment to exceed 75% of Adjusted Total
     Capitalization on the last day of any fiscal quarter ending prior to January 1, 2003."



          "(d) Homes Passed. Permit the number of Homes
     Passed at the end of any fiscal quarter ending on the date set forth below to be less than the number set forth opposite such date:


               Fiscal Quarter              Minimum
                   Ending               Homes Passed
               ______________           ____________

             June 30, 1999                [redact]
             September 30, 1999           [redact]
             December 31, 1999            [redact]
             March 31, 2000               [redact]
             June 30, 2000                [redact]
             September 30, 2000           [redact]
             December 31, 2000            [redact]
             March 31, 2001               [redact]
             June 30, 2001                [redact]
             September 30, 2001           [redact]
             December 31, 2001            [redact]
             March 31, 2002               [redact]
             June 30, 2002                [redact]
             September 30, 2002           [redact]
             December 31, 2002            [redact]"

          "(e) Minimum Consolidated Revenue. Permit
     Consolidated Revenue for any period of four consecutive fiscal quarters ending on a date set forth below to be less than the amount set forth opposite such date:


               Fiscal Quarter             Minimum
                   Ending           Consolidated Revenue
               ______________       ____________________

             March 31, 2000               [redact]
             June 30, 2000                [redact]
             September 30, 2000           [redact]
             December 31, 2000            [redact]
             March 31, 2001               [redact]
             June 30, 2001                [redact]
             September 30, 2001           [redact]
             December 31, 2001            [redact]
             March 31, 2002               [redact]
             June 30, 2002                [redact]
             September 30, 2002           [redact]
             December 31, 2002            [redact]"




          "(f) Minimum On-Net Connections. Permit On-Net
     Connections at the end of any fiscal quarter ending on a date set forth below to be less than the number set forth opposite such date:


               Fiscal Quarter              Minimum
                   Ending            On-Net Connections
               ______________        __________________

             March 31, 2000               [redact]
             June 30, 2000                [redact]
             September 30, 2000           [redact]
             December 31, 2000            [redact]
             March 31, 2001               [redact]
             June 30, 2001                [redact]
             September 30, 2001           [redact]
             December 31, 2001            [redact]
             March 31, 2002               [redact]
             June 30, 2002                [redact]
             September 30, 2002           [redact]
             December 31, 2002            [redact]"

          "(i) Maximum Senior Secured Debt to Annualized EBITDA. Permit the ratio of (i) Senior Secured Debt outstanding on any day from and including (A) the last day of any fiscal quarter ending on the dates or during the periods set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized EBITDA determined as of the date referred to in clause (i)(A) above to exceed the ratio set forth below opposite such date or period:

               Fiscal Quarter
                   Ending               Maximum Ratio
               ______________           _____________

             March 31, 2003               [redact]
             June 30, 2003                [redact]
             September 30, 2003           [redact]
             December 31, 2003            [redact]
             March 31, 2004               [redact]
             April 1, 2004 and            [redact]"
             thereafter


          "(k) Interest Coverage Ratio. Permit the ratio of
     (i) Annualized EBITDA determined as of the last day of any fiscal quarter ending on the dates or in the years set forth below to (ii) Annualized Cash Interest
     Expense determined as of the last day of such fiscal quarter to be less than the ratio set forth below opposite such date or period:

       Fiscal Quarter Ending on
              or During                     Minimum Ratio
       ________________________             _____________


                       March 31, 2003         1.30 to 1
                        June 30, 2003         1.50 to 1
                   September 30, 2003         1.75 to 1
                    December 31, 2003         1.75 to 1
 Fiscal Year ending December 31, 2004         2.00 to 1
 Fiscal Year ending December 31, 2005         2.00 to 1
 Fiscal Year ending December 31, 2006         2.00 to 1
 Fiscal Year ending December 31, 2007         2.00 to 1"


          "(l) Minimum Fixed Charge Coverage Ratio. Permit the ratio of (i) Annualized EBITDA determined as of the last day of any fiscal quarter ending on or after March 31, 2003 to (ii) Annualized Fixed Charges determined as of such date to be less than 1.00 to 1 in respect of any such fiscal quarter ending at any time from March 31, 2003 to and including September 30, 2003 and 1.20 to 1 in respect of any such fiscal quarter ending thereafter."

          (i) Section 6.12 of the Credit Agreement is hereby further amended by deleting paragraphs (g) and (h) therefrom in their entirety.

          (j) Section 9.02(b) of the Credit Agreement is
hereby amended by:

          (i) deleting the following words:
               "Revolving Lenders (but not the Tranche A
               Lenders and Tranche B Lenders), the Tranche A Lenders (but not the Revolving Lenders and Tranche B Lenders) or the Tranche B Lenders (but not the Revolving Lenders and Tranche A Lenders)"; and

          (ii) replacing them with the following:

               "Lenders having Loans or Commitments of any Class (but not Lenders having Loans or
               Commitments of any other Class)"

          3.  Waiver. Compliance with Section 5.12 of the
Credit Agreement in respect of 21st Century Telecom and its subsidiaries is hereby waived until July 31, 2000.

          4. No Other Amendments or Waivers; Confirmation. Except as expressly amended or waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

          5. Representations and Warranties. The Company and the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company and the Borrowers, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (c) All representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects.

          6. Conditions Precedent to Effectiveness. This
Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Effective
Date"):

          (a) The Agent shall have received counterparts hereof duly executed and delivered by the Company, the Borrowers and the Required Lenders;

          (b) The Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company,

     confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02; and

          (c) The Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses
     (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          7. Expenses. The Borrowers agree to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

          8. Governing Law; Counterparts. (a) This
Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.




                              RCN CORPORATION,
                              by /s/ Tim Stoklosa
                              ---------------------------
                              Name: Tim Stoklosa
                              Title: Chief Financial
                              Officer

                              RCN TELECOM SERVICES OF
                              PENNSYLVANIA, INC.
                              by /s/ Tim Stoklosa
                              ---------------------------
                              Name: Tim Stoklosa
                              Title: Chief Financial
                              Officer

                              RCN CABLE SYSTEMS, INC.,
                              by /s/ Tim Stoklosa
                              ---------------------------
                              Name: Tim Stoklosa
                              Title: Chief Financial
                              Officer

                              JAVA NET, INC.,
                              by /s/ Tim Stoklosa
                              ---------------------------
                              Name: Tim Stoklosa
                              Title: Chief Financial
                              Officer

                              RCN FINANCIAL MANAGEMENT, INC.,
                              by /s/Tim Stoklosa
                              ---------------------------
                              Name: Tim Stoklosa
                              Title: Chief Financial
                              Officer

                              UNET HOLDING, INC.,
                              by /s/ Tim Stoklosa
                              ---------------------------
                              Name: Tim Stoklosa
                              Title: Chief Financial
                              Officer

                              INTERPORT COMMUNICATIONS CORP.,
                              by /s/ Tim Stoklosa
                              ---------------------------
                              Name: Tim Stoklosa
                              Title: Chief Financial
                              Officer

                              ENET HOLDING, INC.,
                              by /s/ Tim Stoklosa
                              ---------------------------
                              Name: Tim Stoklosa
                              Title: Chief Financial
                              Officer

                              ALLSTATE INSURANCE COMPANY,
                              by /s/ David Walsh
                              ---------------------------
                              Name: David Walsh
                              Title: Authorized Signatory

                              by /s/ Jerry D. Zinkula
                              ---------------------------
                              Name: Jerry D. Zinkula
                              Title: Authorized Signatory

                              ALLSTATE LIFE INSURANCE CO.,
                              by /s/ David Walsh
                              ---------------------------
                              Name: David Walsh
                              Title: Authorized Signatory

                              by /s/ Jerry D. Zinkula
                              ---------------------------
                              Name: Jerry D. Zinkula
                              Title: Authorized Signatory

                              ARCHIMEDES FUNDING II, LTD.,
                              by: ING Capital Advisors, LLC
                                  as Collateral Manager
                              by /s/ Steven Gorski
                              ---------------------------
                              Name: Steven Gorski
                              Title: Vice President &
                                     Senior Credit Analyst

                              ARCHIMEDES FUNDING III, LTD.,
                              by: ING Capital Advisors, LLC,
                                  as Collateral Manager
                              by /s/ Steven Gorski
                              ---------------------------
                              Name: Steven Gorski
                              Title: Vice President &
                                     Senior Credit Analyst

                              ARES LEVERAGED INVESTMENT FUND,
                              L.P.,
                              by
                              ---------------------------
                              Name:
                              Title:

                              ARES LEVERAGED INVESTMENT FUND
                              II, L.P.,
                              by
                              ---------------------------
                              Name:
                              Title:

                              ARES III CLO LTD.,
                              by: ARES CLO Management LLC
                              by
                              ---------------------------
                              Name:
                              Title:

                              AVALON CAPITAL LTD.,
                              by: INVESCO Senior Secured
                                  Management, Inc. as Portfolio
                                  Advisor
                              by
                              ---------------------------
                              Name:
                              Title:

                              AVALON CAPITAL LTD. 2,
                              by: INVESCO Senior Secured
                                  Management, Inc., as Portfolio
                                  Advisor
                              by
                              ---------------------------
                              Name:
                              Title:

                              BANK OF MONTREAL,
                              by /s/ Ola Anderssen
                              ---------------------------
                              Name: Ola Anderssen
                              Title: Director

                              BHF (USA) CAPITAL CORPORATION,
                              by /s/ Dana L. McDougall
                              ---------------------------
                              Name: Dana L. McDougall
                              Title: Vice President
                              by /s/ Hans J. Scholz
                              ---------------------------
                              Name: Hans J. Scholz
                              Title: Vice President

                              BAYERISCHE HYPO-UND VEREINSBANK
                              AG, NEW YORK BRANCH,
                              by /s/ Sylvia K. Cheng
                              ---------------------------
                              Name: Sylvia K. Cheng
                              Title: Director
                              by /s/ Vicky Soor
                              ---------------------------
                              Name: Vicky Soor
                              Title: Associate Director

                              BEAR STEARNS INVESTMENT
                              PRODUCTS INC.,
                              by /s/ Keith Barnish
                              ---------------------------
                              Name: Keith Barnish
                              Title: Senior Managing Director

                              BEDFORD CDO LIMITED,
                              by
                              ---------------------------
                              Name:
                              Title:

                              BLACK DIAMOND CLO 1998-1 LTD.,
                              by /s/ John H. Cullinane
                              ---------------------------
                              Name: John H. Cullinane
                              Title: Director

                              BLACK DIAMOND CLO 2000-1 LTD.,
                              by /s/ John H. Cullinane
                              ---------------------------
                              Name: John H. Cullinane
                              Title: Director

                              BLACK DIAMOND INTERNATIONAL
                              FUNDING, LTD.,
                              by /s/ David Egglishaw
                              ---------------------------
                              Name: David Egglishaw
                              Title: Director

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE,
                              by
                              ---------------------------
                              Name:
                              Title:

                              CAPTIVA II FINANCE, LTD.,
                              by
                              ---------------------------
                              Name:
                              Title:

                              CAPTIVA III FINANCE, LTD.,
                              by
                              ---------------------------
                              Name:
                              Title:

                              CAPTIVA IV FINANCE, LTD.,
                              by
                              ---------------------------
                              Name:
                              Title:

                              CERES FINANCE LTD.,
                              by: INVESCO Senior Secured
                                  Management, Inc., as
                                  Sub-Managing Agent
                              by
                              ---------------------------
                              Name:
                              Title:

                              THE CHASE MANHATTAN BANK,
                              individually and as
                              Administrative Agent and
                              Collateral Agent
                              by /s/ John J. Huber III
                              ---------------------------
                              Name: John J. Huber III
                              Title: Managing Director

                              THE CIT GROUP/EQUIPMENT
                              FINANCING, INC.,
                              by /s/ Katie J. Saunders
                              ---------------------------
                              Name: Katie J. Saunders
                              Title: Sr. Credit Analyst

                              CITIBANK, N.A.,
                              by /s/ Claudio Phillips
                              ---------------------------
                              Name: Claudio Phillips
                              Title: Vice President,
                                     Managing Director

                              CYPRESSTREE INSTITUTIONAL FUND,
                              LLC,
                              by: CypressTree Investment
                                  Management Company, Inc. its
                                  Managing Member
                              by /s/ Jeffrey W. Heuer
                              ---------------------------
                              Name: Jeffrey W. Heuer
                              Title: Principal

                              CYPRESSTREE INVESTMENT FUND,
                              LLC,
                              by: CypressTree Investment
                                  Management Company, Inc. its
                                  Managing Member
                              by /s/ Jeffrey W. Heuer
                              ---------------------------
                              Name: Jeffrey W. Heuer
                              Title: Principal

                              CYPRESSTREE INVESTMENT
                              MANAGEMENT COMPANY, INC.,
                              As: Attorney-in-Fact and on
                                  behalf of First Allmerica
                                  Financial Life Insurance
                                  Company as Portfolio Manager
                              by /s/ Jeffrey W. Heuer
                              ---------------------------
                              Name: Jeffrey W. Heuer
                              Title: Principal

                              CYPRESSTREE INVESTMENT PARTNERS
                              II, LTD.,
                              by: CypressTree Investment
                                  Management Company, Inc. as
                                  Portfolio Manager
                              by /s/ Jeffrey W. Heuer
                              ---------------------------
                              Name: Jeffrey W. Heuer
                              Title: Principal

                              CYPRESSTREE SENIOR FLOATING
                              RATE FUND,
                              by: CypressTree Investment
                                  Management Company, Inc. as
                                  Portfolio Manager
                              by /s/ Jeffrey W. Heuer
                              ---------------------------
                              Name: Jeffrey W. Heuer
                              Title: Principal

                              DELANO COMPANY,
                              by
                              ---------------------------
                              Name:
                              Title:

                              DEUTSCHE BANK A.G., NEW YORK
                              AND/OR CAYMAN ISLANDS BRANCHES,
                              individually and as
                              Documentation Agent,
                              by /s/ Steven M. Godeke
                              ---------------------------
                              Name: Steven M. Godeke
                              Title: Director
                              by /s/ Sangita Gupte
                              ---------------------------
                              Name: Sangita Gupte
                              Title: Associate

                              ELC (CAYMAN) LTD. 1999-II,
                              by /s/ Adrienne Musgnug
                              ---------------------------
                              Name: Adrienne Musgnug
                              Title: Director

                              ELC (CAYMAN) LTD. 1999-III,
                              by /s/ Adrienne Musgnug
                              ---------------------------
                              Name: Adrienne Musgnug
                              Title: Director

                              ELC (CAYMAN) LTD. CDO SERIES
                              1999-I,
                              by /s/ Adrienne Musgnug
                              ---------------------------
                              Name: Adrienne Musgnug
                              Title: Director

                              ELF FUNDING TRUST I,
                              by: Highland Capital Management,
                                  L.P., as Collateral Manager
                              by
                              ---------------------------
                              Name:
                              Title:

                              EATON VANCE CDO III, LTD,
                              by: Eaton Vance Management,
                                  as Investment Advisor
                              by
                              ---------------------------
                              Name:
                              Title:

                              EATON VANCE INSTITUTIONAL
                              SENIOR LOAN FUND,
                              by: Eaton Vance Management, as
                                  Investment Advisor
                              by
                              ---------------------------
                              Name:
                              Title:

                              EATON VANCE SENIOR INCOME
                              TRUST,
                              by: Eaton Vance Management, as
                                  Investment Advisor
                              by
                              ---------------------------
                              Name:
                              Title:

                              FIRST DOMINION FUNDING III,
                              by /s/ David Lerner
                              ---------------------------
                              Name: David Lerner
                              Title: Authorized Signatory

                              FIRST UNION NATIONAL BANK,
                              by /s/ C. Brand Hosford
                              ---------------------------
                              Name: C. Brand Hosford
                              Title: Vice President

                              FLOATING RATE PORTFOLIO,
                              by: INVESCO Senior Secured
                                  Management, Inc., as Attorney-
                                  in-fact
                              by
                              ---------------------------
                              Name:
                              Title:

                              FOOTHILL CAPITAL CORPORATION,
                              by /s/ Jeff Nikora
                              ---------------------------
                              Name: Jeff Nikora
                              Title: Executive Vice
                                     President

                              FRANKLIN FLOATING RATE TRUST,
                              by
                              ---------------------------
                              Name:
                              Title:

                              THE FUJI BANK, LIMITED,
                              by /s/ Kazuyuki Nishimura
                              ---------------------------
                              Name: Kazuyuki Nishimura
                              Title: Senior Vice President
                                     and Group Head

                              GALAXY CLO 1999-1,
                              by
                              ---------------------------
                              Name:
                              Title:

                              HELLER FINANCIAL, INC.,
                              by /s/ K. Craig Gallenhugh
                              ---------------------------
                              Name: K. Craig Gallenhugh
                              Title: Vice President

                              HIGHLAND LEGACY LIMITED,
                              by: Highland Capital Management,
                                  L.P., as Collateral Manager
                              by /s/ James Dondero
                              ---------------------------
                              Name: James Dondero, CFA, CPA
                              Title: President

                              J.P. MORGAN INVESTMENT
                              MANAGEMENT,
                              by
                              ---------------------------
                              Name:
                              Title:

                              KEMPER FLOATING RATE FUND,
                              by /s/ Kelly D. Babson
                              ---------------------------
                              Name: Kelly D. Babson
                              Title: Managing Director

                              KZH III LLC,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              KZH IV LLC,
                              by
                              ---------------------------
                              Name:
                              Title:

                              KZH APPALOOSA LLC,
                              by
                              ---------------------------
                              Name:
                              Title:

                              KZH CNC LLC,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              KZH CYPRESS TREE-1 LLC,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              KZH HIGHLAND-2 LLC,
                              by
                              ---------------------------
                              Name:
                              Title:

                              KZH ING-1 LLC,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              KZH ING-2 LLC,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              KZH ING-3 LLC,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              KZH LANGDALE LLC,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              KZH RIVERSIDE LLC,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              KZH SOLEIL-2,
                              by /s/ Susan Lee
                              ---------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                              MAGNETITE ASSET INVESTORS, LLC,
                              by
                              ---------------------------
                              Name:
                              Title:

                              MERRILL LYNCH CAPITAL
                              CORPORATION, individually and
                              as Documentation Agent,
                              by /s/ Carol J.E. Feeley
                              ---------------------------
                              Name: Carol J.E. Feeley
                              Title: Vice President

                              MERRILL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED,
                              by /s/ Carol J.E. Feeley
                              ---------------------------
                              Name: Carol J.E. Feeley
                              Title: Vice President

                              METROPOLITAN LIFE INSURANCE
                              COMPANY,
                              by /s/ James R. Dingler
                              ---------------------------
                              Name: James R. Dingler
                              Title:

                              THE MITSUBISHI TRUST & BANKING
                              CORPORATION,
                              by /s/ Toshihiro Hayashi
                              ---------------------------
                              Name: Toshihiro Hayashi
                              Title: Senior Vice President

                              ML CLO XIX STERLING (CAYMAN)
                              LTD.,
                              by: Sterling Asset Manager,
                                  L.L.C., as its Investment
                                  Advisor
                              by /s/ Louis A. Pistecchia
                              ---------------------------
                              Name: Louis A. Pistecchia
                              Title: Executive Vice President

                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, AS TRUSTEE FOR
                              COMMINGLED PENSION TRUST FUND
                              (SPECIAL SITUATION FUND),
                              by
                              ---------------------------
                              Name:
                              Title:

                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, AS TRUSTEE FOR
                              COMMINGLED PENSION TRUST
                              FUND(MGT HIGH-YIELD FUND),
                              by
                              ---------------------------
                              Name:
                              Title:

                              MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST,
                              by /s/ Peter Gewirtz
                              ---------------------------
                              Name: Peter Gewirtz
                              Title: Vice President

                              MORGAN STANLEY SENIOR FUNDING,
                              INC.,
                              by /s/ Lucy K. Galbrain
                              ---------------------------
                              Name: Lucy K. Galbrain
                              Title: Principal

                              MOUNTAIN CAPITAL CLO I LTD.,
                              by /s/ Darren P. Riley
                              ---------------------------
                              Name: Darren P. Riley
                              Title: Director

                              MUIRFIELD TRADING LLC,
                              by /s/ Ashley R. Hamilton
                              ---------------------------
                              Name: Ashley R. Hamilton
                              Title: Assistant Vice
                                     President

                              NATIONAL WESTMINSTER BANK, PLC,
                              by
                              ---------------------------
                              Name:
                              Title:

                              NOMURA BOND AND LOAN FUND
                              by: The Toyo Trust & Banking
                              Co., Ltd. as Trustee,
                              by: Nomura Corporate Research
                              and Asset Management Inc.,
                              Attorney-in-Fact
                              by /s/ Richard W. Stewart
                              ---------------------------
                              Name: Richard W. Stewart
                              Title: Director

                              NORSE CBO, LTD.,
                              by
                              ---------------------------
                              Name:
                              Title:

                              NORTH AMERICAN SENIOR FLOATING
                              RATE FUND, INC.,
                              by: CypressTree Investment
                                  Management Company, Inc. as
                                  Portfolio Manager,
                              by /s/ Jeffrey W. Heuer
                              ---------------------------
                              Name: Jeffrey W. Heuer
                              Title: Principal

                              NUVEEN SENIOR INCOME FUND,
                              by: Nuveen Senior Loan Asset
                                  Management Inc.
                              by
                              ---------------------------
                              Name:
                              Title:

                              OASIS COLLATERALIZED HIGH
                              INCOME PORTFOLIOS-I, LTD.,
                              by: INVESCO Senior Secured
                                  Management, Inc., as
                                  Subadviser,
                              by
                              ---------------------------
                              Name:
                              Title:

                              OCTAGON INVESTMENT PARTNERS II,
                              LLC,
                              by /s/ Michael B. Nechamkin
                              ---------------------------
                              Name: Michael B. Nechamkin
                              Title: Portfolio Manager

                              OCTAGON INVESTMENT PARTNERS
                              III, LTD.
                              by: Octagon Credit
                              Investors, LLC as Portfolio
                              Manager
                              by /s/ Michael B. Nechamkin
                              ---------------------------
                              Name: Michael B. Nechamkin
                              Title: Portfolio Manager

                              OLYMPIC FUNDING TRUST, SERIES
                              1999-1,
                              by /s/ Ashley R. Hamilton
                              ---------------------------
                              Name: Ashley R. Hamilton
                              Title: Authorized Agent

                              ORIX USA CORPORATION,
                              by /s/ Hiro Miyauchi
                              ---------------------------
                              Name: Hiro Miyauchi
                              Title: Executive Vice President

                              OXFORD STRATEGIC INCOME FUND,
                              by: Eaton Vance Management, as
                                  Investment Advisor
                              by
                              ---------------------------
                              Name:
                              Title:

                              PPM AMERICA, INC.,
                              by
                              ---------------------------
                              Name:
                              Title:

                              PPM SPYGLASS FUNDING TRUST,
                              by /s/ Ashley R. Hamilton
                              ---------------------------
                              Name: Ashley R. Hamilton
                              Title: Authorized Agent

                              PAMCO CAYMAN, LTD.,
                              by /s/ James Dondero
                              ---------------------------
                              Name: James Dondero, CFA, CPA
                              Title: President

                              PARIBAS,
                              by
                              ---------------------------
                              Name:
                              Title:

                              PARIBAS CAPITAL FUNDING LLC,
                              by
                              ---------------------------
                              Name:
                              Title:

                              PNC BANK, NATIONAL ASSOCIATION,
                              by /s/ Karen L. Kooman
                              ---------------------------
                              Name: Karen L. Kooman
                              Title: Assistant Vice President

                              PROMETHEUS INVESTMENT FUNDING
                              NO. 1 LTD.,
                              by: CPF Asset Advisory LP as
                                  Asset Manger
                              by /s/ Sylvia K. Cheng
                              ---------------------------
                              Name: Sylvia K. Cheng
                              Title: Director
                              by /s/ Vicky Soor
                              ---------------------------
                              Name: Vicky Soor
                              Title: Associate Director

                              SALOMON BROTHERS HOLDING
                              COMPANY INC.,
                              by /s/ Timothy L. Freeman
                              ---------------------------
                              Name: Timothy L. Freeman
                              Title: Managing Director/SCO

                              SENIOR DEBT PORTFOLIO,
                              by: Boston Management and
                                  Research, as Investment
                                  Advisor
                              by
                              ---------------------------
                              Name:
                              Title:

                              SEQUILS-ING I (HBDGM), LTD.,
                              by: ING CAPITAL ADVISORS LLC,
                                  Collateral Manager
                              by /s/ Steven Gorski
                              ---------------------------
                              Name: Steven Gorski
                              Title: Vice President &
                                     Senior Credit Analyst

                              SPS HIGH YEILD LOAN TRADING,
                              by /s/ Eric Rosen
                              ---------------------------
                              Name: Eric Rosen
                              Title: Managing Director

                              STANFIELD CLO, LTD.,
                              by: Stanfield Capital Partners
                                  LLC, as its Collateral Manager
                              by /s/ Christopher A. Bondy
                              ---------------------------
                              Name: Christopher A. Bondy
                              Title: Partner

                              STANFIELD/RMF TRANSATLANTIC CDO
                              LTD.,
                              by /s/ Christopher A. Bondy
                              ---------------------------
                              Name: Christopher A. Bondy
                              Title: Partner

                              STEIN ROE FLOATING RATE LIMITED
                              LIABILITY COMPANY,
                              by: Stein Roe & Farnham
                                  Incorporated, as Advisor to
                                  the Stein Roe Floating Rate
                                  Limited Liability Company
                              by /s/ James R. Fellows
                              ---------------------------
                              Name: James R. Fellows
                              Title: Senior Vice President

                              STRATA FUNDING LTD.,
                              by: INVESCO Senior Secured
                                  Management, Inc., as Sub-
                                  Managing Agent
                              by
                              ---------------------------
                              Name:
                              Title:

                              SUMMIT BANK,
                              by /s/ Donald J. Oberg, Jr.
                              ---------------------------
                              Name: Donald J. Oberg, Jr.
                              Title: Vice President

                              SWAPS TRS,
                              by /s/ Eric Rosen
                              ---------------------------
                              Name: Eric Rosen
                              Title: Managing Director

                              SWISS LIFE US RAINBOW LIMITED
                              by: ING Capital Advisors LLC as
                              Investment Manager
                              by /s/ Steven Gorski
                              ---------------------------
                              Name: Steven Gorski
                              Title: Vice President &
                                     Senior Credit Analyst

                              SYNDICATED LOAN FUNDING TRUST,
                              by: Lehman Commercial Paper
                                  Inc., not in its individual
                                  capacity but solely as Asset
                                  Manager
                              by
                              ---------------------------
                              Name:
                              Title:

                              TORONTO DOMINION (NEW YORK),
                              INC.,
                              by
                              ---------------------------
                              Name:
                              Title:

                              WINGED FOOT FUNDING TRUST,
                              by /s/ Ashley R. Hamilton
                              ---------------------------
                              Name: Ashley R. Hamilton
                              Title: Authorized Agent